UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 11, 2024

AMERICAN REBEL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-41267	47-3892903
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5115 Maryland Way, Suite 303 Brentwood, Tennessee	37027
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (833) 267-3235

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	AREB	The Nasdaq Stock Market LLC
Common Stock Purchase Warrants	AREBW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as deﬁned in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised ﬁnancial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Purchase and Exchange Agreement

On November 11, 2024, the Company entered into a Purchase and Exchange Agreement among an investor (the “Purchaser”) and Altbanq Lending LLC (the “Seller”), pursuant to which the Purchaser agreed to purchase from the Seller a portion ($150,469.11) of a promissory note dated March 27, 2024 in the original principal amount of $1,330,000 (the “Note”), with a current balance payable of $1,229,350 (the “Note Balance”).

Contemporaneously with assignment of the assigned note portion to the Purchaser, the Company exchanged the $150,469.11 of assigned note portion for 78,615 shares of the Company’s common stock as a 3(a)(9) exchange.

At any time during the ninety days after the initial closing, the Purchaser may purchase additional portions of the Note, at one or more closing, by sending an additional closing notice in the amount set forth in the additional note notice and the Company will exchange such additional portions for shares of its common stock as a 3(a)(9) exchange. The additional shares will be calculated by dividing the relevant additional portion by 75% of the average of the three lowest bids for the Company’s common stock on its principal trading market on the five trading days prior to the closing of the purchase of the additional portion.

The Purchase and Exchange Agreement contains a beneficial ownership limitation of 4.99% of the number of the common shares outstanding immediately after giving effect to the issuance of common shares issuable upon any closing of the purchase of an additional portion by the Purchaser. No closing of the purchase of any additional portion shall take effect nor shall the Purchaser be able to purchase any additional portion to the extent that after giving effect to such issuance after closing, the Purchaser (together with the Purchaser’s Affiliates, and any other Persons acting as a group together with the Purchaser or any of the Purchaser’s Affiliates), would beneficially own in excess of the beneficial ownership limitation.

The Company will not issue shares of common stock in excess of 19.99% of the shares outstanding as of the date of the Purchase and Exchange Agreement. In the event the previous sentence restricts the Company’s ability to completely convert the Note, the Company will seek stockholder approval to allow the issuance shares of common stock in excess of 19.99% of the shares outstanding.

For a period of ninety days after the closing, the Seller and Company shall not further amend the Note nor allow any payments to be made on account of the Note. In the event there has been a material adverse event with the Company or tother reasonable cause, upon fifteen (15) days written notice, the Seller may accelerate the termination of this period.

The foregoing descriptions of the Purchase and Exchange Agreement and of all of the parties’ rights and obligations under the Purchase and Exchange Agreement are qualified in its entirety by reference to the Purchase and Exchange Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K, and of which is incorporated herein by reference.

OID Note

On November 11, 2024, the Company entered into a twelve-month promissory note with an accredited investor (the “Lender”) in the principal amount of $400,000 (the “Note”). An original issue discount of $80,000 was applied on the issuance date and was paid through the issuance of 26,756 shares of the Company’s common stock to the Lender, resulting in net loan proceeds to the Company of $320,000. Accrued, unpaid interest and outstanding principal, subject to adjustment, is required to be paid in seven payments of $52,571.43, with the first payment due on May 11, 2025, and remaining six payments due on the 11th day of each month thereafter (a total payback to the Lender of $368,000.01).

Upon the occurrence and during the continuation of any Event of Default, the Note shall become immediately due and payable and the Company will be obligated to pay to the Lender, in full satisfaction of its obligations, an amount equal to 130% times the sum of (w) the then outstanding principal amount of the Note plus (x) accrued and unpaid interest on the unpaid principal amount of the Note to the date of payment plus (y) any amounts owed to the Lender pursuant to the conversion rights referenced below.

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At any time after 180 days from the issuance date of the Note, the Lender may convert the outstanding unpaid principal amount of the Note into restricted shares of common stock of the Company at the lesser of (i) $2.94 per share, or (ii) the average of the three (3) lowest VWAP’s in the preceding five (5) day trading period to the conversion date. The Lender agreed to limit the amount of stock received to less than 4.99% of the total outstanding common stock. There are no warrants or other derivatives attached to this Note. The Company agreed to reserve a number of shares of common stock equal to three times the number of shares of common stock which may be issuable upon conversion of the Note at all times.

The foregoing descriptions of the Note and of all of the parties’ rights and obligations under the Note is qualified in its entirety by reference to the Note, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K, and of which is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02 Sale of Unregistered Securities.

On November 11, 2024, the Company authorized the issuance of 78,615 shares of common stock pursuant to the Purchase and Exchange Agreement described in Item 1.01 above.

On November 11, 2024, the Company authorized the issuance of 26,756 shares of common stock pursuant to the OID Note described in Item 1.01 above.

On November 11, 2024, the Company authorized the issuance of 44,000 shares of common stock to Charles A. Ross, Jr., the Company’s CEO and Chairman, upon the conversion of 88 shares of Series A Convertible Preferred Stock.

The issuance of the shares of Common Stock will not be registered under the Securities Act of 1933, as amended, in reliance upon the exemption from the registration requirements of that Act provided by Section 4(a)(2) thereof. The recipients are accredited investors with the experience and expertise to evaluate the merits and risks of an investment in securities of the Company and the financial means to bear the risks of such an investment.

Item 7.01 Regulation FD Disclosure.

On November 12, 2024, the Company issued a press release entitled “American Rebel Light Debuts at Renowned Nashville Bar and Original Live Music Venue The Local Nashville and The Local Hendersonville.” A copy of the press release is attached hereto as Exhibit 99.1.

The press release contains forward-looking statements within the meaning of the federal securities laws. These forward-looking statements are necessarily based on certain assumptions and are subject to significant risks and uncertainties. These forward-looking statements are based on management’s expectations as of the date hereof. The Registrant does not undertake any responsibility for the adequacy, accuracy or completeness or to update any of these statements in the future. Actual future performance and results could differ from that contained in or suggested by these forward-looking statements.

The information in Item 7.01 of this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference to Item 7.01 of this Current Report on Form 8-K in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

10.1	Purchase and Exchange Agreement dated November 11, 2024
10.2	$400,000 OID Note dated November 11, 2024
99.1	American Rebel Light in the Local Nashville and Hendersonville Press Release dated November 12, 2024
104	Cover Page Interactive Data File

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN REBEL HOLDINGS, INC.

Date: November 13, 2024	By:	/s/ Charles A. Ross, Jr.
Charles A. Ross, Jr. Chief Executive Officer

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